UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     November 12, 2013

CHINA LOGISTICS GROUP, INC.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-31497 (Commission File Number)	65-1001686 (I.R.S. Employer Identification No.)

23F.Gutai Beach Building No.969, Zhongshan Road (South), Shanghai, China, 200011
(Address of principal executive offices) (zip code)

(Registrant’s telephone number, including area code)	(86) 21-63355100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On November 12, 2013, China Logistics Group, Inc. (the “Company" informed its independent registered public accounting firm RBSM LLP that Company would like to terminate the client-auditor relationship, effective immediately and the Company engaged HHC, CPA Corporation (“HHC" as the Company's independent registered public accounting firm. RBSM LLP had served as the Company’s independent registered public accounting firm since February 8, 2013 and reported on the Company’s consolidated financial statements for the year ended December 31, 2012.  The dismissal of RBSM LLP and engagement of HHC was approved by the Board of Directors of the Company on November 12, 2013.

The report of RBSM LLP dated May 10, 2013 on our consolidated balance sheet as of December 31, 2012 and the related consolidated statements of operations and comprehensive income, change in shareholders equity and cash flows for the year ended December 31, 2012 did not contained an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report of RBSM LLP on the Company’s financial statements for fiscal year 2012 contained an explanatory paragraph, which noted that there was substantial doubt about the Company’s ability to continue as a going concern.  During our most recent fiscal year and the subsequent interim period preceding our decision to dismiss RBSM LLP we had no disagreements with the firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement if not resolved to the satisfaction of RBSM LLP would have caused it to make reference to the subject matter of the disagreement in connection with its report.

During the fiscal year ended December 31, 2012, and during the subsequent interim period through November 12, 2013 , there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

During our most recent fiscal year and the subsequent interim period prior to retaining HHC (1) neither we nor anyone on our behalf consulted HHC regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or (b) any matter that was the subject of a disagreement or a reportable event as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K, and (2) HHC did not provide us with a written report or oral advice that they concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue.

We provided RBSM LLP with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that the firm furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree.  A copy of the letter provided by RBSM LLP is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter dated November 12, 2013 from RBSM LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2013	China Logistics Group,Inc.

By: /s/ Wei Chen
Wei Chen
Chairman and Chief Executive Officer